Exhibit 32.1

SPENDSMART NETWORKS, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. Sec.1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SpendSmart Networks, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luke Wallace, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that:

(1)                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2016	/s/ Luke Wallace
Luke Wallace
Chief Executive Officer